                      OPPENHEIMER U.S. GOVERNMENT TRUST
                    Supplement dated March 31, 2003 to the
          Statement of Additional Information dated October 23, 2002

The Statement of Additional Information is changed as follows:

1.    The Supplement dated January 2, 2003 is hereby withdrawn.

2.    The section captioned "Board of Trustees and Oversight Committees" on page 22 is amended as follows:

    a.The second sentence of the second paragraph under that caption is revised to read:

          "The members of the Audit Committee are Kenneth A. Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third paragraph under that caption is revised to read:

          "The members of the Study Committee are Robert G. Galli
          (Chairman), Elizabeth Moynihan and Joel Motley."

3.    Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
   Fund and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003. Effective March 31, 2003, Mr. Benjamin Lipstein
   retired as a Trustee.  Therefore, the Statement of Additional Information
   is revised by deleting the biography for Messrs. Levy and Lipstein on pages 24 and 25 and by adding the following to Mr. Yeutter's biography:
   "Chairman of the Board of Trustees."

4.    In the Trustee compensation table on pages 29 and 30, the title of
   "Chairman" after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name. In addition, the following footnote is added following the names of Messrs. Levy, Lipstein and Yeutter:

            7. Effective  January 1, 2003,  Clayton  Yeutter  became
               Chairman  of the  Board of  Trustees  of the  Board I
               Funds upon the  retirement  of Leon  Levy.  Effective
               March 31, 2003, Mr. Lipstein retired as a Trustee.

March 31, 2003                                                    PX0220.013